Exhibit 10.20

                            DEED OF LEASE AGREEMENT


         THIS DEED OF LEASE AGREEMENT (hereinafter referred to as "Lease"), made this 4th day of September, by and between Massachusetts Mutual Life Insurance Company, a corporation organized and existing under the laws of Massachusetts, (hereinafter referred to as the "Landlord") and, Software Technology, Inc., a corporation and existing under the laws of Florida, (hereinafter referred to as the "Tenant").

         WITNESSETH, THAT FOR AND IN CONSIDERATION of the mutual entry into this Lease by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the
Landlord all of that real property, situated and lying in Fairfax County, Virginia, which consists of the space (containing approximately 11,188 square feet of floor area) outlined in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Premises") and located in a building (hereinafter referred to as the "Building") at 14175 Sullyfield Circle, Suite G, Virginia 20151 (the Premises, the remainder of the Building, such tract of land, other buildings thereon, and any other buildings or improvements to be constructed thereon being hereinafter referred to collectively as the "Property").

         SUBJECT TO THE OPERATION AND EFFECT of any and all instruments and matters of record or in fact.

         UPON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

SECTION 1.  TERM.

         1.1 Length. This Lease shall be for a term (hereinafter referred to as the "Term") (a) commencing on the first day after the date on which the Landlord substantially completes the improvements to be made to the Premises under the provisions of Section 5 and tenders possession thereof to the Tenant (herein-after referred to as the "Commencement Date", except that if the date of such commencement is hereafter advanced or postponed by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the "Commencement Date"), and (b) terminating at 12:01 A.M., local time, on the fifth (5th) anniversary of the first (1st) day of the first (1st) full calendar month during the Term (hereinafter referred to as the "Termination Date", except that if the date of such termination is hereafter advanced or postponed pursuant to any provision of this Lease, or by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the Termination Date).(1)


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(1)  Landlord  shall give Tenant five (5) business days prior written  notice of the date of substantial completion.

     1.2 New Construction. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the Premises are in good and satisfactory condition, as of when possession was so taken.(2) Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless such are expressly set forth in this Lease. After such "Commencement Date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

         1.3 Surrender. The Tenant shall at its expense, at the expiration of the Term or upon any earlier termination of this Lease, (a) promptly surrender to the Landlord possession of the Premises (including any fixtures or other improvements which, under the provisions of Section 5, are owned by the Landlord) in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom the Tenant's signs, goods and effects and any machinery, trade fixtures and equipment used in conducting the Tenant's trade or business and not owned by the Landlord, and (c) repair any damage to the Premises or the Building caused by such removal. (3)

1.4 Holding Over.

                  1.4.1 If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease after obtaining the Landlord's express, written consent thereto,

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(2)  , with the  exception  of minor punch list items and Tenant  approved  long lead items that do not materially affect Tenant's use of the Premises for Tenant's intended purpose, and Landlord has tendered possession for Tenant's occupancy. And notwithstanding that such items shall not delay the Commencement Date and Tenant's obligation to pay Rent.

(3) Tenant shall not be responsible for the removal of the SCIF space and/or associated components.

     (a) such occupancy shall (unless the parties hereto otherwise agree in writing) be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, by at least thirty (30) days before the end of any calendar month, that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate;

     (b) anything contained in the foregoing provisions of this Section to the contrary notwithstanding, the rental payable for each such monthly period shall equal one-twelfth (1/12) of the Base Rent and the Additional Rent payable under the provisions of subsection 2.2 (calculated in accordance with such provisions of subsection 2.2 as if this Lease had been renewed for a period of twelve (12) full calendar months after such expiration or earlier termination of the Term or such renewal); and

     (c) such month-to-month tenancy shall be upon the same terms and subject to the same conditions as those set forth in the provisions of this Lease; provided, that if the Landlord gives the Tenant, by at least thirty (30) days before the end of any calendar month during such month-to-month tenancy, written notice that such terms and conditions (including any thereof relating to the amount or payment of Rent) shall, after such month, be modified in any manner specified in such notice, then such tenancy shall, after such month, be upon the said terms and subject to the said conditions, as so modified.

               1.4.2 If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease without obtaining the Landlord's express, written consent thereto, such occupancy shall be on the same terms and subject to the same conditions as those set forth in the provisions of paragraph 1.4.1., except that, anything contained in the provisions of this Lease to the contrary notwithstanding, (a) the rental payable during the period of such occupancy shall equal (4) of the rental which would be payable during such period under the provisions of subparagraph 1.4.1. (b), had the Tenant obtained the Landlord's express, written consent to such occupancy, as aforesaid, and (b) nothing in the provisions of paragraph 1.4.1. or any other provision of this Lease shall be deemed in any way to alter or impair the Landlord's right immediately to evict the Tenant or exercise its other rights and remedies under the provisions of this Lease or applicable law on account of the Tenant's occupancy of the Premises without having obtained such consent.

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(4)  150% for the first two (2) months, and 200% each month thereafter

SECTION 2.  RENT

         2.1 Amount. As rent for the Premises (all of which is hereinafter referred to collectively as "Rent"), the Tenant shall pay to the Landlord in advance, without demand, deduction or set off, for the entire Term hereof, all of the following:

               2.1.1. Base Rent. An annual rent in the amounts specified in Exhibit D.

               2.1.2. Additional Rent. Additional rent (hereinafter referred to as "Additional Rent") in the amount of any payment referred to as such in any provision of this Lease which accrues while this Lease is in effect.

               2.1.3. Lease Year. As used in the provisions of this Lease, the term "Lease Year" means (a) the period commencing on the Commencement Date and terminating on the first (1st) anniversary of the last day of the calendar month containing the Commencement Date, and (b) each successive period of twelve (12) calendar months thereafter during the Term.

         2.2  Annual Operating Costs.

               2.2.1. Taxes

               (a) [Deleted in entirety]

               (b) Landlord agrees to pay, before they become delinquent, all Taxes lawfully levied or assessed against such Building and the grounds, parking areas, driveways and alleys around the Building, and Tenant agrees to pay to Landlord, as Additional Rent,(5) the amount of Tenant's proportionate share of such Taxes paid by Landlord. Tenant's proportionate share means the percentage assigned to the Premises for purposes of allocating Taxes as set forth herein and other Annual Operating Costs as set forth in Subsection 2.2.2. below and represents the approximate and (for purposes of this Lease) hereby agreed upon proportion which the floor area of the Premises bears to the aggregate net rentable space within the Building and the Property shall be Thirty- three and 32/100 percent (33.32%) of the Building and Seven and 72/100 percent (7.72%) of the Property.

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(5)  in accordance with Section 2.3.2.

               2.2.2. Maintenance.

               (a) Maintenance by Tenant. Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, interior, and non-structural, ordinary and extraordinary, including but not limited to, glass and plate glass, doors and office entry(s), walls and finish work, floors and floor covering, , heating and air conditioning systems, electrical systems, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, and the whole of the Premises in a clean and sanitary condition. The cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises (6). Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees.

               (b) Maintenance by Landlord. Tenant and its employees, customers and licensees shall have the non-exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, in multiple occupancy buildings, Landlord shall perform the roof, paving, and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under Subsection 2.2.2(a) above, and Tenant shall, in lieu of the obligations set forth under Subsection 2.2.2(a) above with respect to such items, be liable for its proportionate share (as defined in Subsection 2.2.1(b) above) of the cost and expense of Building maintenance and the care for the grounds around the Building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, roof maintenance, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the Building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage line then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost

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(6)  unless caused by the negligence of Tenant's employees, agents or invitees.

thereof, upon demand, as Additional Rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the Building to Landlord upon demand, as Additional Rent, for the amount of its share of such costs and expenses in the event Landlord elects to perform or cause to be performed such work. Such share shall include a management fee equal to (7) of the Rent for each Lease Year, administrative and accounting costs, and a reserve for asphalt, roof repairs and repainting. (8)

               (c) Maintenance Contract. Tenant shall, at its own costs and expenses, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the Premises and shall provide
Landlord with copies of all service reports. The maintenance contractor and contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises. Each Lease year Landlord will inspect the HVAC system to determine that the aforementioned maintenance is being performed. If the HVAC system is not being maintained pursuant to this Section Landlord will send notice of such lack of maintenance to Tenant and Tenant shall thereafter have thirty (30) days to perform the necessary maintenance. Failure by Tenant to complete the necessary maintenance in such thirty (30) day period shall be a material Event of Default and Landlord shall have the right to cure such Event of Default pursuant to Section 13. Should the inspection demonstrate a lack of maintenance of the HVAC system, Tenant shall pay for the cost of such inspection. Thirty days before Tenant vacates the Premises (9), Landlord will have the HVAC equipment inspected by a qualified HVAC mechanic at Landlord's expense. If in the opinion of the HVAC mechanic, the equipment has not been properly maintained, then Landlord may authorize necessary repairs to be made to the system. Such repairs will be deducted from the Tenant's security deposit
(10). Tenant shall reimburse Landlord for any and all costs associated with such repairs which exceed the amount of any security deposit. The remainder of the security deposit, if any, shall be refunded to Tenant in accordance with the terms of the Lease. (11)

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(7)  four percent (4%)

(8) In no event shall Tenant's annual increase in controllable Annual Operating Costs (not including taxes, insurance, utilities and snow removal) exceed eight percent (8%) of the Tenant's previous year's costs.

(9)  and no later than ten (10) days prior to occupancy

(10) , in the case of Tenant vacating the Premises

(11) In the case of Tenant occupying the Premises, Landlord shall bear all costs, which costs shall not be charged against Tenant Improvement dollars. Such repairs are to be completed prior to occupancy.

                  2.2.3. Computation. After the end of each calendar year during the Term, the Landlord shall compute the total of the Annual Operating Costs incurred for all of the Property during such calendar year, and shall allocate them to the net rentable space within the Property in proportion to the respective operating costs percentages assigned to such spaces; provided, that anything contained in the foregoing provisions of this subsection 2.2 to the contrary notwithstanding, wherever the Tenant and/or any other tenant of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the Landlord's judgment any such significant item of expense is not incurred with respect to or for the benefit of all of the net rentable space within the Property, in allocating the Annual Operating Costs pursuant to the foregoing provisions of this subsection the Landlord shall make an appropriate adjustment, using generally accepted accounting principles, as aforesaid, so as to avoid allocating to the Tenant or to such other tenant (as the case may be) those Annual Operating Costs covering such services already being provided by the Tenant or by such other tenant at its own expense, or to avoid allocating to all of the net rentable space within the Property those Annual Operating Costs incurred only with respect to a portion thereof, as aforesaid.


                    2.2.4 Payment as Additional  Rent. The Tenant shall,  within
(12) days after demand therefor by the Landlord (with respect to each calendar year during the Term), accompanied by a statement setting forth in reasonable detail the Annual Operating Costs for such calendar year, pay to the Landlord as Additional Rent the amount of the Tenant's operating costs percentage of the Annual Operating Costs for such calendar year (as derived and allocated under the provisions of paragraph 2.2.3).


                    2.2.5. Proration. If only part of any calendar year falls within the Term, the amount computed as Additional Rent for such calendar year under the foregoing provisions of this subsection shall be prorated in proportion to the portion of such calendar year falling within the Term (but the expiration of the Term before the end of a calendar year shall not impair the Tenant's obligation hereunder to pay such prorated portion of such Additional Rent for that portion of such calendar year falling within the Term, which shall be paid on demand, as aforesaid).

                  2.2.6. Landlord's right to estimate. Anything contained in the foregoing provisions of this subsection to the contrary notwithstanding, the Landlord may, at its discretion, (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due under such provisions for any calendar year, (b) require the Tenant to pay to the Landlord for each calendar month during such year one twelfth (1/12) of such Additional

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(12) thirty (30)

Rent, at the time and in the manner that the Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, and (c) at the Landlord's reasonable discretion, increase or decrease from time to time during such calendar year the amount initially so estimated for such calendar year, all by giving the Tenant written notice thereof, accompanied by a schedule setting forth in reasonable detail the expenses comprising the Annual Operating Costs, as so estimated. In such event, the Landlord shall cause the actual amount of such Additional Rent to be computed and certified to the Tenant within 120 days after the end of such calendar year, and the Tenant or the Landlord, as the case may be, shall promptly thereafter pay to the other the amount of any deficiency or overpayment therein, as the case may be.

         2.3  When due and payable.

                  2.3.1. The Base Rent for any Lease Year shall be due and payable in twelve (12) consecutive, equal monthly installments, in advance, on the first (1st) day of each calendar month during such Lease Year; provided, that the first monthly installment of the Base Rent will be due and payable upon lease execution.


                  2.3.2. (13) accruing to the Landlord under any provision of this Lease shall, except as is otherwise set forth herein, be due and payable when the installment of the Base Rent next falling due. (14)

                  2.3.3. Each such payment shall be made promptly when due, without any deduction or set off whatsoever, and without demand, failing which the Tenant shall pay to the Landlord as Additional Rent, a late charge equaling
(15) of the sum of the Base Rent and Additional Rent outstanding. (16)


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(13) Annual Operating Costs

(14) Any Additional Rent not included in Section 2.2 herein, shall be due and payable within thirty (30) days after demand therefor by Landlord.

(15) twelve percent (12%)

(16) Such sum shall be due within five (5) days of Tenant's receipt of written notice from Landlord that it has not paid Rent when due and that a late charge is due; however, Landlord shall only be obligated to provide written notice to Tenant twice in each Lease Year; thereafter, no notice shall be due from Landlord to Tenant and Tenant shall be in an Event of Default if it fails to pay such amounts when due.

     2.4 Where payable. The Tenant shall pay the Rent, in lawful currency of the United States of America, to the Landlord by delivering or mailing it (postage prepaid) to the Landlord's address which is set forth in Section 16, or to such other address or in such other manner as the Landlord from time to time specifies by written notice to the Tenant. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due, including late fees, interest and penalties, before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the amount of Rent then due) shall not alter or impair the Landlord's right hereunder to be paid all of such amount then due, or in any other respect.

     2.5 Tax on Lease. If federal, state or local law now or hereafter imposes any tax, assessment, levy or other charge (other than any income, (17) inheritance or estate tax) directly or indirectly upon (a) the Landlord with respect to this Lease or the value thereof, (b) the Tenant's use or occupancy of the Premises, (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d) this transaction, then (except if and to the extent that such tax, assessment, levy or other charge is included in the Annual Operating Costs) the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so, in which event the Landlord may, at its election, terminate this Lease by giving written notice thereof to the Tenant.

     2.6 Security deposit.

                  2.6.1. Simultaneously with the entry into this Lease by the parties hereto, the Tenant shall deposit with the Landlord the sum of Eleven Thousand One Hundred Eighty-eight and 00/100 Dollars ($11,188.00), which shall be retained by the Landlord as security for the Tenant's payment of the Rent and performance of all of its other obligations under the provisions of this Lease.

                  2.6.2. On the occurrence of an Event of Default, the Landlord shall be entitled, at its sole discretion,

                          (a) to apply or all of such sum in payment of (i) any
Rent then due and unpaid, (ii) any expenses incurred by the Landlord in curing any such Event of Default, and/or (iii) any damages incurred by the Landlord by reason of such Event of Default (including, by way of example rather than of limitation, that of reasonable attorneys' fees); and/or

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(17) franchise, gift, transfer,

                         (b) to  retain  any or all such  sum to  reimburse for
any or all damages suffered by the Landlord by reason of event of such default. If at any time Landlord draws upon the security deposit in accordance with this section Tenant upon demand agrees to immediately pay to Landlord an amount sufficient to return the security deposit to the amount stated above.


                    2.6.3. On the termination of this Lease, any of such sum which is not so applied or retained shall be returned to the Tenant within (18) days of the Lease termination date.


                    2.6.4. Such sum shall not bear interest while being held by the Landlord hereunder. (19)

                    2.6.5. No Mortgagee (as that term is defined by the provisions of Section 12) or purchaser of any or all of the Property at any foreclosure proceeding brought under the provisions of any Mortgage (as that term is defined by the provisions of Section 12) shall (regardless of whether the Lease is at the time in question subordinate to the lien of any Mortgage under the provisions of Section 12 or otherwise) be liable to the Tenant or any other person for any or all of such sum (or any other or additional security deposit or other payment made by the Tenant under the provisions of this Lease), unless both (a) the Landlord has actually delivered it in cash to such Mortgagee or purchaser, as the case may be, and (b) it has been specifically identified, and accepted by the Lender or such purchaser, as the case may be, as such and for such purpose, then Landlord will have no further liability for return of the security deposit.

SECTION 3.  USE OF PREMISES.

         3.1 The Tenant shall, continuously throughout the Term occupy and use the Premises for and only for general office purposes.

         3.2 In its use of the Premises and the remainder of the Property, the Tenant shall not violate any applicable law, ordinance or regulation.

         3.3  License.

                  3.3.1. The Landlord hereby grants to the Tenant a non-exclusive license to use (and to permit its officers, directors, agents, employees and invitees to use in the course of conducting business at the Premises),

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(18) thirty (30)

(19) In the case of a sale, Tenant's Security Deposit will transfer to the new ownership, to the extent the Security Deposit has not been applied by Landlord.

                    (a) any and all portions of the said tract of land on which the Building is located (excluding that portion thereof which is improved by any other building) which, by their nature, are manifestly designed and intended for common use by the occupants of the Building and of any other improvements on such tract, for pedestrians ingress and egress to and from the Premises and for any other such manifest purposes; and

                    (b) any and all portions of such tract of land as from time to time are designated (by striping or otherwise) by the Landlord for such purpose, for the parking of automobiles.

                  3.3.2. Such license shall be exercised in common with the exercise thereof by the Landlord, any tenant or owner of the building or any other building located on such tract, and their respective officers, directors, agents, employees and invitees, and in accordance with the Rules and Regulations promulgated from time to time pursuant to the provisions of Section 11.

     3.4. Signs. The Tenant shall have the right to erect from time to time within the Premises such (20) signs as it desires, in accordance with applicable law, except that the Tenant shall not erect any sign within the Premises in any place where such sign is visible from the exterior of the Premises, unless the Landlord has given its express, written consent thereto. (21)(22)(23)


         3.5 Relocation of Tenant.



 .


SECTION 4.  INSURANCE AND INDEMNIFICATION

4.1 Increase in risk.  The Tenant

                  4.1.1. shall not do or permit to be done any act or thing as a result of which either (a) any policy of insurance of any kind covering (i) any or all of the Property or (ii) any liability of the Landlord in connection therewith may become void or suspended, or (b) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater; and

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(20) Building standard

(21) which consent shall not be unreasonably withheld, conditioned or delayed.

(22) Landlord consents to Tenant's right to erect an exterior sign replacing, and of like size to the existing "Logicon" signage affixed to exterior of the Building.

(23) Subsection 3.3 Compliance with ADA. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant agree that responsibility for compliance with the Americans With Disabilities Act of 1990 (the "ADA") shall be allocated as follows: (i) Landlord shall be responsible for compliance with the provisions of Title III of the ADA for all Common Areas, including exterior and interior areas of the Building not included within the Premises or the premises of other tenants; (ii) Landlord shall be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs are made by Landlord at Landlord's request and sole expense for the purpose of improving the Building generally and not for tenant improvements; and
     (iii) Tenant shall be responsible for compliance with the provisions of the ADA for any construction, renovations, alterations, and repairs are made by Tenant, its employees, agents or contractors, at Tenant's expense or at the direction of Tenant except that Landlord shall be responsible for compliance with the provisions of the ADA in effect as of the date of this Lease for the improvements to be rendered by Landlord in accordance with
     Section 5.1 of the Lease as more specifically set forth in Exhibit B attached hereto.

               4.1.2. shall pay as Additional Rent the amount of any increase in any premium for such insurance resulting from any breach of such covenant.(24)

         4.2  Insurance to be maintain by Tenant.

               4.2.1. The Tenant shall maintain at its expense, throughout the Term, insurance against loss or liability in connection with bodily injury, death, property damage or destruction, occurring within the Premises or arising out of the use thereof by the Tenant or its agents, employees, officers or invitees, visitors and guests, under one or more policies of general public liability insurance having such limits as to each as are reasonably required by the Landlord from time to time, but in any event of not less than a total of Two Million Dollars ($2,000,000.00) for bodily injury to or death of all persons or property damage or destruction in any one occurrence, and (b) Fifty Thousand Dollars ($50,000.00) Fire Legal Liability.(25) Each such policy shall (a) name as the insured thereunder the Tenant and the Landlord (and, at the Landlord's request, may Mortgagee) as additional insureds, (b) by its terms, not be cancelable without at least (30) days' prior written notice to the Landlord's (and, at the Landlord's request, any such Mortgagee), and (c) be issued by any insurer of recognized responsibility licensed to issue such policy in the Commonwealth of Virginia.

               4.2.2. (a) At least five (5) before the Commencement Date, the Tenant shall deliver to the Landlord a certificate of each such policy, and (b) at least thirty (30) days before any such policy expires, the Tenant shall deliver to the Landlord an original or a signed duplicate copy of a replacement policy therefor; provided, that so long as such insurance is otherwise in accordance with the provisions of this Section, the Tenant may carry any such insurance under a blanket policy covering the Premises for the risks and in the minimum amounts specified in paragraph 4.2.1, in which event the Tenant shall deliver to the Landlord two (2) insurer's certificates therefor in lieu of an original or a copy thereof, as aforesaid.

--------

(24) To the extent and so long as such increase is attributable to such breach or act of the Tenant

(25) Such policies may be provided under Tenants' "Umbrella" insurance policy.

4.3      Insurance to be maintained by Landlord.


         Insurance to be maintained by Landlord. (26)


         4.4 Waiver of subrogation. If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured, on account of any loss, damage or liability, then such party hereby releases the other party hereto, to and only to the extent of the amount such proceeds, from any and all liability for such loss, damage or liability, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party, its agents or employees; provided, that such release shall be effective only as to a loss, damage or liability occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

--------

(26) Insurance to be maintained by Landlord. Landlord shall maintain, during the Term of this Lease, property and comprehensive general liability insurance covering the Building. The Property insurance shall include fire and extended coverage insurance, with All Risk rider, covering all structures and improvements for full replacement value, with replacement cost endorsement, above foundation walls. The comprehensive general liability insurance shall insure against claims for bodily injury and property damage occurring in or about the Building. Such insurance may be blanketed with other insurance carried by Landlord so long as such blanketing with other insurance does not reduce the amount of insurance available to pay any claim with respect to the Building.

     4.5 Liability of parties. Except if and to the extent that such party is released from liability to the other party hereto pursuant to the provision of subsection 4.4.

              4.5.1. the Landlord (a) shall be responsible for, and shall indemnify and hold harmless the Tenant against and from any and all liability arising out of, any injury to or death of any person or damage to any property, occurring anywhere upon the Property, if, only if and to the extent that such injury, death or damage is proximately caused by the grossly negligent or intentionally tortious act or omission of the Landlord or its agents, officers or employees, but (b) shall not be responsible for or be obligated to indemnify or hold harmless the Tenant against or from any liability for any such injury, death or damage occurring anywhere upon the Property (including the Premises),
(i) by reason of the Tenant's occupancy or use of the Premises or any other portion of the Property, or (ii) because of fire, windstorm, act of God or other cause unless solely caused by such gross negligence or intentionally tortious act or omission of the Landlord, as aforesaid; and

     4.5.2. subject to the operation and effect of the foregoing provisions of this subsection (27), the Tenant shall be responsible for, and shall defend, indemnify and hold harmless the Landlord against and from, any and all liability or claim of liability (including without limitation reasonable attorney's fees) arising out of any injury to or death of any person or damage to any property, occurring within the Premises, or, if caused by Tenant, its employees, agents or invitees, on the Property.

SECTION 5. IMPROVEMENTS TO PREMISES.

         5.1. By Landlord. (28)

               5.1.1. The Landlord shall make the improvements to the Premises which are set forth in the plans and specifications attached hereto as Exhibit
B. (29)

               5.1.2.  [Deleted in entirety]

               5.1.3. the Landlord shall use reasonable efforts to complete such improvements by the date on which the Tenant is entitled to occupy the Premises pursuant to this Lease, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lock-out or other labor

--------

(27) and except to the extent covered by Landlord's insurance hereunder

(28) The Landlord, at Landlord's, expense, will construct Tenant's Premises with a "turnkey" buildout as indicated on Tenant's final approved plans attached hereto as Exhibit B. In the event said buildout exceeds Eight and 00/100 Dollars ($8.00) per rentable square foot, the Tenant shall be responsible for any costs above such amount. All Building, IIVAC, fire and life safety code requirements (including, but not limited to, sprinklers, exit signs, heat pumps and VAV boxes) shall be installed and/or relocated as required by Tenant's final plans, at Landlord's expense.

(29) Landlord shall warrant all  construction  against latent defects for thirty
     (30) days after the Commencement Date.

labor troubles, (b) governmental restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel oil, or other utility or service,
(d) riot, war, insurrection or other national or local emergency (e) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God, (h) inability to obtain a building permit or a certificate of occupancy, or
(i) shortage of materials or labor, or (j) other cause similar or dissimilar to any of the foregoing and beyond the Landlord's reasonable control. In such event, (a) the Commencement Date shall be postponed for a period equaling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the Premises within three (3) days after such completion. If Tenant does not submit drawings or approvals in a timely manner and, as a result, the Landlord cannot deliver the Premises timely, the Lease Commencement Date shall not be postponed. (30)

     5.2. By Tenant. The Tenant shall not make any (31) alteration, addition or improvement to the Premises without first obtaining the Landlord's written consent thereto (32). If the Landlord consents to any such proposed alteration, addition or improvement, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereof), and at such time and in such manner as not unreasonably to interfere with the use and enjoyment of the remainder of the Property by any tenant thereof or other person.

     5.3. Mechanics' lien. The Tenant shall (a) immediately after it is filed or claimed, bond or have released any mechanics' , materialman's or other lien filed or claimed against any or all of the Premises, the Property, or any other property owned or leased by the Landlord, by reason of labor or materials provided for the Tenant or any of its contractors or subcontractors (other than labor or materials provided by the Landlord pursuant to the provisions of subsection 5.1), or otherwise arising out of the Tenant's use or occupancy of the Premises or any other portion of the Property, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including, by way of example rather than of limitation, that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim.

--------

(30) If the Premises is not substantially completed (as defined herein) by November 30, 1998, then the Tenant at its option may cancel this Lease without further liability to Landlord and Landlord shall return forthwith any sums which Tenant had furnished to Landlord.

(31) non-structural

(32) which consent shall not be unreasonably withheld, conditioned or denied

     5.4. Fixtures. Any and all improvements, repairs, alterations and all other property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord, except that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or any of the remainder of the Building or the Property generally) shall remain the Tenant's property.

SECTION 6. UTILITIES AND SERVICES.


     6.1. Utilities. Landlord agrees to provide at its cost water and electricity service connections into the Premises and telephone service connections to the Building, but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay its proportionate share as determined by Landlord of all charges jointly metered within the Building.


     6.2. Interruption. The Landlord shall have no liability to the Tenant for any compensation or reduction of rent on account of any failure, modification or interruption of any such service which either (a) arises out of any of the causes enumerated in the provisions of subsection 5.1, or (b) is required by applicable law (including, by way of example rather than of limitation, any federal law or regulation relating to the furnishing or consumption of energy or the temperature of buildings) (33).

SECTION 7.  LANDLORD'S RIGHT OF ENTRY. (34)


     The Landlord and its agents shall be entitled to enter the Premises (35) at any reasonable time (a) to inspect the Premises, (b) to exhibit the Premises to any existing or prospective purchaser, tenant or Mortgagee thereof, (c) to make any alteration, improvement or repair to the Building or the Premises, or (d) for any other purpose relating to the operation or maintenance of the Property; provided that the Landlord shall (a) (unless doing so is impractical or unreasonable because of emergency) give the Tenant at least (36) hours' prior notice of its intention to enter the Premises, and (b) use reasonable efforts to avoid thereby interfering more than is reasonably necessary with the Tenant's use and enjoyment thereof.


--------

(33) Except in the case of an emergency, Landlord will use commercially reasonable efforts to give Tenant at least four (4) days prior written notice if Landlord intends to interrupt any services required to be furnished by Landlord.

(34) 6.3 Landlord failure to furnish services. If, for any reason, there is a failure to furnish the facilities, utilities or services specified in this Lease or a condition exists which interferes substantially with or prevents Tenant's normal use of the Demised Premises or any part thereof and Landlord does not immediately commence action to restore same or if so commenced, does not continue such action with reasonable diligence until same are restored, then, in any such event, and upon the giving of five (5) days written notice to Landlord, Tenant shall have the option to furnish such facilities, utilities, or services for its own account as may reasonably, under the circumstances, be obtained by Tenant, and Landlord shall reimburse Tenant the reasonable costs thereby within thirty (30) days of receipt of an invoice therefor. If such interruption of service shall continue for five (5) consecutive days, the Basic Monthly Rental and Additional Rental shall abate, based upon the portion or portions of the Demised Premises affected by such interruption of service and the degree of adverse affect of the interruption upon the normal conduct of Tenant's business at the Demised Premises, until such interruption is remedied. If any such interruption of service shall continue for more than sixty (60) consecutive days, Tenant may, by written notice to Landlord given at any time prior to the resumption of service to a reasonable level, terminate this Lease, and, upon the giving of such notice, this Leas shall terminate and expire on the date set forth in such notice, which date shall be not more than ninety (90) days after the date of such notice.

     6.4 Services If Not Provided by Landlord. Notwithstanding anything contained herein, if Tenant cannot reasonably use all, or any portion of the Premises for Tenant's normal business operations by reason of any interruption in services and such condition exists for five (5) consecutive business days, then Tenant's rent shall be equitably abated for that portion of the Premises that Tenant is unable to occupy until such service is restored and Tenant is able to use the Premises.

(35) with a representative of Tenant

(36) forty-eight (48)

SECTION 8.  FIRE AND OTHER CASUALTIES.

     8.1. General. If the Premises are damaged by fire or other casualty during the term,

                  8.1.1. the Landlord shall, with reasonable promptness (taking into account the time required by the Landlord to effect a settlement with, and to procure any insurance proceeds from, any insurer against such casualty, but in any event within two hundred twenty (220) days after the date of such casualty), substantially restore the premises to their condition immediately before such casualty, and may temporarily enter and possess any or all of the Premises for such purpose (provided, that the Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture, or other property owned, installed or made by the Tenant), but

                  8.1.2. the times for commencement and completion of any such restoration shall be extended for the period of any delay occasioned by the Landlord in doing so arising out of any of the causes enumerated in the provisions of subsection 5.1. If the Landlord undertakes to restore the Premises and such restoration is not accomplished within the said period of two hundred twenty (220) days plus the period of any extension thereof, as aforesaid, the Tenant may terminate this Lease by giving written notice thereof to the Landlord within thirty (30) days after the expiration of such period, as so extended; and

               8.1.3. so long as the Tenant is deprived of the use of any or all of the Premises on account of such casualty, the Base Rent and any Additional Rent payable under the provisions of subsection 2.2. shall be abated in proportion to the number of square feet of the Premises rendered substantially unfit for occupancy by such casualty, unless, because of any such damage, the undamaged portion of the Premises is made materially unsuitable for use by the Tenant for the purposes set forth in the provisions of Section 3, in which event the Base Rent and any such Additional Rent shall be abated entirely during such period of deprivation.

         8.2. Substantial destruction. Anything contained in the foregoing provisions of this Section to the contrary notwithstanding,

                  8.2.1. if during the Term the Building is so damaged by fire or other casualty that (a) either the Premises or (whether or not the Premises are damaged) the Building is rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or (b) the Building is damaged to the extent that the Landlord reasonably elects to demolish the Building, or if any Mortgagee requires that any or all of such insurance proceeds be used to retire any or all of the debt secured by its Mortgage, then in any such case the Landlord may elect to terminate this Lease, as of the date of such casualty by giving written notice thereof to the Tenant within thirty (30) days as of the date of such casualty; and

                  8.2.2. in such event, (a) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent payable by the Tenant hereunder and accrued through the date of such termination, (b) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such termination, and (c) the Landlord may enter upon and repossess the Premises without further notice.

     8.3. Tenant's negligence. Anything contained in any provision of this Lease to the contrary notwithstanding (37), if any such damage to the Premises, the Building or both are caused by or result from the negligent or intentionally tortious act or omission of the Tenant, those claiming under the Tenant or any of their respective officers, employees, agents or invitees,

8.3.1. the Rent shall not be suspended or apportioned as aforesaid, and

                  8.3.2. except if and to the extent that the Tenant is released from liability therefor pursuant to the provisions of subsection 4.4, the Tenant shall pay to the Landlord upon demand, as Additional Rent, the cost of (a) any repairs and restoration made or to be made as a result of such damage, or (b) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord incurs as a result of such damage.

SECTION 9. CONDEMNATION.

        9.1. Right to award.

               9.1.1. If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction therefrom for any leasehold or other estate held by the Tenant under this Lease.

--------

(37) except to the extent Landlord receives insurance proceeds for any of the following,

               9.1.2. The Tenant hereby (a) assigns to the Landlord all of the Tenant's right, title and interest, if any, in and to any such award; (b) waives any right which it may otherwise have in connection with such Condemnation, against the Landlord or such condemning authority, to any payment for (i) the value of the then-unexpired portion of the Term, (ii) leasehold damages, and
(iii) any damage to or diminution of the value of the Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (c) agrees to execute any and all further documents which may be required to facilitate the Landlord's collection of any and all such awards.

               9.1.3. Subject to the operation and effect of the foregoing provisions of this Section, the Tenant may seek, in a separate proceeding, a separate award on account of any damages or costs incurred by the Tenant as a result of such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation and Tenants right of recovery is limited to moving expenses and the cost of trade fixtures.

         9.2.  Effect of Condemnation.

               9.2.1. If (a) all the Premises are covered by a Condemnation,  or
(b) any part of the Premises is covered by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Tenant's business, or (c) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, or (d) any of the rest of the Property is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to continue to operate the remainder of the Property thereafter, then, in any such event, the Term shall terminate on the date on which possession of so much of the Premises, the Building or the rest of the Property, as the case may be, as is covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including, by way of example rather than of limitation, any Additional Rent payable under the provision of subsection 2.2), taxes and other charges payable hereunder shall be apportioned and paid to such date.

               9.2.2. If there is a Condemnation and the Term does not terminate pursuant to the foregoing provision of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent shall be reduced in proportion to the square footage of floor area, if any, of the Premises covered by such Condemnation.

         9.3. If there is a Condemnation, the Landlord shall have no liability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or (c) other injury or damage sustained by the Tenant as a result of such Condemnation.

         9.4. Except for any separate proceeding brought by the Tenant under the provisions of paragraph 9.1.3., the Landlord shall be entitled to conduct any such condemnation proceeding and any settlement thereof free of interference from the Tenant, and the Tenant hereby waives any right which it otherwise has to participate therein.

SECTION 10. ASSIGNMENT AND SUBLETTING. (38)

--------

(38) 10.1 Landlord's Consent. Tenant shall not assign its interests hereunder, sublease all or any portion of the Premises (for purposes of this Lease, a license shall be deemed to be a sublease), or allow any other person to use or occupy any portion of the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed, except that Landlord shall not, under any circumstances, be obligated to consent to any assignment or subletting by Tenant (i) to any other tenant of the Building, (ii) by operation of law, or (iii) to any person who fails to meet any of the other reasonable criteria of Landlord that Tenant was required to meet prior to the execution of this Lease, including, without limitation, the following:

     (a) With the exception of a transfer pursuant to Paragraph 10.2, the financial strength of the proposed assignee or subtenant, both in terms of net worth and in terms of reasonably anticipated cash flow over the Lease Term, meets or exceeds the reasonable criteria of Landlord that Tenant was required to meet prior to the execution of this Lease, and such proposed transferee can demonstrate, to Landlord's reasonable satisfaction, that it is capable of meeting the financial obligations under this Lease.

     (b) The proposed assignee or subtenant will not burden the Premises and/or Common Areas to an extent substantially disproportionate to typical tenants of the Building, whether through disproportionate demand for landlord services or utilities, disproportionate bearing weights on floor areas, disproportionate parking requirements, deterioration of floors or other elements of the Building, or otherwise.

     (c) Any substantial alterations must be mutually agreed upon, in which event Tenant is responsible for repairing any such alterations and will return the Premises to Landlord in it's original condition.

     (d) The proposed assignee's or subtenants use of the Premises will, in Landlord's reasonable judgment, be compatible with the uses of the other tenants in the Building or will be appropriate for comparable office building.

     (e) Any failure of the proposed assignee or subtenant to meet any of the reasonable criteria of Landlord that Tenant was required to meet prior to the execution of this Lease.

With respect to any proposed assignment or subleasing requiring Landlord's consent, Tenant shall submit to Landlord in writing, at least thirty (30) days prior to the effective date of the assignment date of the assignment or sublease, (i) a notice of application to assign or sublease, setting forth the proposed effective date, which shall be not less than thirty (30) or more than ninety (90) days after the delivery of such notice; (ii) the name of the proposed transferee; (iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) the terms of the proposed sublease or assignment; and (v) a current financial statement of the proposed transferee. Tenant shall not submit any such application to Landlord until Tenant has received a bona fide offer from the proposed transferee, and Tenant shall furnish Landlord, in addition to the foregoing, with all other information reasonably required by Landlord with respect to such transfer and transferee. Any transfer (or sequence of transfers resulting, in the aggregate, in the transfer) of 50% or more of the beneficial ownership of Tenant shall constitute an assignment for purposes of this Article.

10.2 Transfers Not Requiring Consent. Notwithstanding the foregoing, Landlord's consent shall not be required with respect to (i) any assignment resulting from a consolidation, merger or purchase of substantially all of Tenant's assets; or
(ii) any assignment or sublease to a person (a) who wholly owns Tenant or who wholly owns the person who wholly owns Tenant (in either case, a "Parent"), or who is wholly owned by Tenant or a Parent, or is wholly owned by a person who is wholly owned by Tenant or a Parent, and (b) with the exception of a transfer pursuant to Paragraph 10.2, the financial strength of the proposed assignee or subtenant, both in terms of net worth and in terms of reasonably anticipated cash flow over the Lease Term, meets or exceeds the reasonable criteria of Landlord that Tenant was required to meet prior to the execution of this Lease, and such proposed transferee can demonstrate, to Landlord's reasonable satisfaction, that it is capable of meeting the financial obligations under this Lease. With respect to any assignment or subletting to which Landlord's consent is not required, the following provisions shall apply:

     1. Tenant shall give Landlord written notice of the assignment or subletting no less than thirty (30) days prior to the effective date thereof, which notice shall set forth the identity of the proposed transferee, the reason(s) why Landlord's consent is not required, and the nature of the proposed transferee's business to be carried on in the Premises.

     2. Tenant shall furnish Landlord (a) no less than 30 days prior to the effective date of the assignment or subletting with a current financial statement of the proposed transferee reasonably acceptable to Landlord; and (b) within three (3) days following Landlord's demand, with all other information reasonably requested by Landlord with respect to such transferee.

Any assignment or subletting to which Landlord's consent is not required and with respect to which the provisions of this paragraph are not complied with shall, at Landlord's option, be void.

10.3 Recapture. Except for transfers under Paragraph 10.2, Landlord shall have the option to be exercised within thirty (30) days from the submission of the aforesaid information to cancel this Lease with respect to the space to be assigned or the space to be sublet for the duration of the proposed sublease.

10.4  Net Revenues.

     1. Sublease Revenues. In the event that Tenant subleases all or any portion of the Premises and the total of all amounts payable to Tenant for any month under such sublease exceeds the total of all amounts payable to Landlord hereunder for such month for the same space, fifty percent (50%) of such net sublease revenues ("Net Sublease Revenues") received by Tenant for any month shall be paid to Landlord within 10 business days thereafter.

     2. Sublease and Assignment Revenues. In the event that Tenant assigns this Lease with respect to all or any portion of the Premises (the "assigned premises"), Tenant shall pay to Landlord fifty percent (50%) of the amount, if any, by which all amounts paid to Tenant in consideration of such assignment exceed the sum of (a) all Monthly Rent and Additional Rent paid by Tenant for the assigned premises for the period from the date Tenant vacated the same (and provided Landlord with written notice of such vacation) until the effective date of the assignment and (b) all brokerage commissions reasonably incurred by the assigning tenant in connection with such assignment.

10.5 Continuing Liability; Voidable Transfers. No assignment of this Lease (other than an assignment to Landlord resulting from Landlord's right of recapture), and no subletting of all or any portion of the Premises, shall release Tenant or any guarantor with respect to any post-transfer obligations, unless Landlord agrees otherwise in writing in its absolute discretion and any such assignment or sublease shall, at Landlord's option, be void in the event that Tenant and each such guarantor, if any, does not expressly acknowledge and affirm its continuing liability in form and substance reasonably satisfactory to Landlord. The continuing liability of the assigning Tenant shall be primary, and Landlord shall be entitled to exercise its rights and remedies against any such assignor with respect to any Tenant Default without exhausting its rights and remedies against any successor of such assignor. In the event that it is ever held, notwithstanding the contrary intention of the parties hereto, that any such assignor's continuing liability is that of a guarantor (rather than primary), Tenant hereby waives any and all suretyship rights and defenses to which it would otherwise be entitled in connection with such continuing liability. Notwithstanding the foregoing, in the event that, following any assignment (other than an assignment described in Section B, above) Landlord and such assignee modify this Lease in such a way as to increase Tenant's total obligations hereunder, neither the assigning Tenant nor any guarantor whose guaranty pre-dated such assignment shall be liable for the incremental portion of Tenant's obligations corresponding to such increase. The acceptance of any assignment by an assignee shall automatically constitute the assumption by such assignee of all obligations of Tenant with respect to the assigned premises that accrue following the assignment; provided, however, that any assignment of this Lease shall, at Landlord's option, be void in the event the assignee does not expressly acknowledge and affirm the effectiveness of the foregoing assumption in form and substance reasonably satisfactory to Landlord. Any assignment or subletting by Tenant to which Landlord's consent is required but not obtained shall, at Landlord's option, be void. Following Landlord's consent, or refusal to consent, to any assignment or sublease, Tenant shall pay Landlord, upon demand, a reasonable charge (not to exceed $250.00) to cover Landlord's administrative and out-of-pocket costs in connection therewith.

10.6 Other Provisions Applicable to Transfers. No assignment or subletting shall be deemed to modify any provision of this Lease, with respect to permitted or restricted uses of the Premises or otherwise, unless Landlord then agrees otherwise in writing in its absolute discretion. Tenant shall promptly furnish Landlord with a copy of each executed assignment or sublease, and with copies of any supplements or modifications thereto which may be executed from time to time.

10.7 Assignment of Sublease Revenues. Tenant hereby absolutely assigns to Landlord all of Tenant's right, title and interest in and to all revenues, with the exception of those addressed in Paragraph 10.4.2, from each sublease of all or any portion of the Premises; provided, however, that Landlord hereby grants Tenant a license, which shall remain in effect so long as no Tenant default remains uncured, to collect all such revenues (subject to Tenant's obligation to deliver certain of such revenues to Landlord under this Article). Upon the occurrence of any Tenant default, Landlord may revoke such license by written notice to Tenant and may, by written notice to any subtenant of Tenant, demand that such subtenant pay all such revenues directly to Landlord. In such event, Tenant irrevocably authorizes and directs any such subtenant to pay such revenues to Landlord, and further agrees (a) that any such subtenant shall be obligated and entitled to pay such revenues to Landlord notwithstanding any contrary contentions or instruction later received from Tenant and (b) that no such subtenant shall have any liability to Tenant for any such revenues paid to Landlord in accordance with the foregoing. Landlord shall not be entitled to use or enjoy any such revenues except for the purpose applying such revenues against unfulfilled obligations of Tenant hereunder with respect to which the applicable cure periods have expired, or to reimburse Landlord for other losses suffered by Landlord as a result of any Tenant default, or to compensate Landlord for other losses suffered by Landlord as a result of any Tenant default. Any such revenues remaining in landlord's possession following the cure of all Tenant defaults and the reimbursement of all such costs and losses shall be delivered to Tenant upon demand. No such notice to any subtenant or receipt of revenues from any subtenant shall be deemed to constitute either (i) Landlord's consent to such sublease or (ii) the assumption by Landlord of any obligation of Tenant under such sublease, nor shall any such notice or receipt create privity of contract between Landlord and the applicable subtenant or be construed as a nondisturbance or similar agreement between Landlord and such subtenant.

10.8 Transfers by Subtenants. The provisions of this Article shall also apply to assignments and subleases by subtenants, sub- subtenants and so on.

10.9 Assignment of Options. Without limiting the generality of any provisions of this Lease which states that any option or other right of Tenant is personal to the original Tenant hereunder or may only be assigned under certain conditions, except for transfers under Paragraph 10.2, no option or similar right of Tenant hereunder, including without limitation any option to extend or renew, option the expand, first offer or first refusal right, or first right to lease, may be assigned , and any attempt to assign such right shall be null and void.

10.10 Encumbrance. Tenant shall not assign its interests hereunder as security for any obligation without Landlord's prior written consent, which may be withheld in Landlord's absolute discretion, and any such assignment without such consent shall, at Landlord's option, be void.

         10.1  [Deleted in its entirety]




SECTION 11. RULES AND REGULATIONS.

     The Landlord shall have the right to prescribe, at its sole discretion, reasonable rules and regulations (hereafter referred to as the "Rules and Regulations") having uniform applicability to all tenants of the Building (subject to the provisions of their respective leases) and governing their use and enjoyment of the Building and the remainder of the Property; provided, that the Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises, in accordance with the provisions of this Lease, for the purposes enumerated in the provisions of Section 3. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit C.

SECTION 12. SUBORDINATION; ATTORNMENT AND NON-DISTUBANCE.

     12.1. Subordination. This Lease shall be subject and subordinate to the lien, operation and effect of each mortgage, deed of trust, ground lease and/or other, similar instrument of encumbrance heretofore or hereafter covering any or all of the Premises or the remainder of the Property (and each renewal, modification, consolidation, replacement or extension thereof), (each of which is herein referred to as a "Mortgage"), all automatically and without the necessity of any action by either party hereto.

     (39) 12.2. Attornment and non-disturbance. The Tenant shall, promptly at the request of the Landlord or the holder of any Mortgage (herein referred to as a "Mortgagee"), execute, enseal, acknowledge and deliver such further instrument or instruments

                  12.2.1. evidencing such subordination as the Landlord or such Mortgagee deems necessary or desirable, and


                  12.2.2. [deleted in entirety]


         12.3. Anything contained in the provisions of this Section to the contrary notwithstanding, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the Land Records of the said County, and thereafter such Mortgagee shall have the same rights as to the Lease as it would have had, were this Lease executed and delivered before the execution of such Mortgage. (40)

--------

(39) 12.1.2 Subordination Clause. Notwithstanding any other provision to the contrary, Landlord shall use commercially reasonable efforts to obtain from any future lender as a condition to Tenant's agreement to subordinate this Lease, a mutually satisfactory non-disturbance agreement.

(40) Landlord covenants and warrants that it has lawful title to the Property and the right to make this Lease, that Tenant shall have full and exclusive possession of the Premises, and that, if Tenant shall pay the Rent and perform all the agreements, covenants, and conditions required by this Lease to be performed by it, Tenant may freely, peaceably, and quietly occupy and enjoy the Premises.

SECTION 13. DEFAULT.

         13.1. Definition: As used in the provisions of this Lease, each of the following events shall constitute, and is hereinafter referred to as, an "Event of Default":

                  13.1.1. If the Tenant fails to (a) pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder and without demand therefor, or (b) perform any of its other obligations under the provisions of this Lease; or

                  13.1.2. If the Tenant (a) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (c) makes an assignment for the benefit of its creditors, (d) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, (e) performs any other act of bankruptcy, or
(f) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

                  13.1.3. if (a) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or insolvent, approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (b) there otherwise commences as to the Tenant or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or similar law, and if such order, judgment, decree or proceeding continues unstayed for more than sixty (60) (41) consecutive days;

                  13.1.4. if the Tenant fails to occupy and assume possession of the Premises within fifteen (15) (42) days after the Commencement Date;

--------

(41)   ninety (90)

(42)   thirty (30)

               13.1.5. if the Tenant generally fails to pay its debts as they become due; or


               13.1.6. if the Tenant abandons the Premises, whether or not Rent or other sums are due and unpaid hereunder. (43)


         13.2. Notice to Tenant; grace period. Anything contained in the provisions of this Section to the contrary notwithstanding, on the occurrence of an Event of Default the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until

                  13.2.1. the Landlord has given written notice thereof to the Tenant, if written notice is required by this Section for the Event of Default which has occurred, and


                  13.2.2. the Tenant has failed, (a) if such Event of Default consists of a failure to pay money, within five (5) (44) days (45), (46) or (b) if such Event of Default consists of something other than a failure to pay money, within thirty (30) days thereafter actively, diligently and in good faith to begin to cure such Event of Default and to continue thereafter to do so until it is fully cured; provided, that


               13.2.3. no such notice shall be required, and the Tenant shall be entitled to no such grace period, (a) in an emergency situation in which the Landlord acts to cure such Event of Default pursuant to the provisions of paragraph 13.3.5.; or (b) more than twice during any twelve (12) month period, or (c) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Premises for the purpose set forth in the provisions of Section 3, or (d) in the case of any Event of Default enumerated in the provisions of paragraphs 13.1.2., 13.1.3.,
13.1.4. and 13.1.6.

--------

(43) In the event Tenant should cease to continue to operate its business at the Premises for a period of sixty (60) consecutive days for any reason other than Tenant's alterations, casualty or other reason beyond Tenant's reasonable control, or temporary (i.e., no more than 6 months) relocation of Tenant's business as a result of a contract requirement, Landlord shall have the right at any time thereafter to terminate the Lease and recapture the Premises upon thirty (30) days prior written notice to Tenant. Landlord shall also have the option to recapture the Premises upon thirty (30) days prior written notice to Tenant without terminating the Lease. In such event, Tenant shall remain liable for the Rent until such time as Landlord leases the Premises to another party. In such event, Landlord will use economically reasonable efforts to relet the Premises if Landlord recaptures the Premises without terminating the Lease.

(44) business

(45) after written notice is received

(46) , however, Landlord shall only be obligated to provide written notice to Tenant twice in each Lease Year; thereafter, no notice shall be due from Landlord to Tenant and Tenant shall be in an Event of Default if it fails to pay such amounts when due, or

         13.3. Landlord's rights on Event of Default. On the occurrence of any Event of Default, the Landlord may (subject to the operation and effect of the provisions of subsection 13.2) take any or all of the following actions:

                  13.3.1. re-enter and repossess the Premises and any and all improvements thereon and additions thereto;

                  13.3.2. declare the entire balance of the Rent for the remainder of the Term to be due and payable, and collect such balance in any manner not inconsistent with applicable law;

                  13.3.3.   terminate this Lease;

                  13.3.4. relet any or all of the Premises for the Tenant's account for any or all of the remainder of the Term as hereinabove defined, or for a period exceeding such remainder, in which event the Tenant shall pay to the Landlord, at the times and in the manner specified by the provisions of
Section 2, the Base Rent and any Additional Rent accruing during such remainder, less any monies received by the Landlord of any (47) attorneys' fees or of any repairs or other action (including those taken in exercising the Landlord's rights under any provision of this Lease) taken by the Landlord on account of such Event of Default;


                  13.3.5. cure such Event of Default in any other manner (after giving the Tenant written notice of the Landlord's intention to do so except as provided in paragraph 13.2.3.), in which event the Tenant shall reimburse the Landlord for all expenses incurred by the Landlord in doing so, plus interest thereon at the lesser of the rate of (48) per annum , which expenses and interest shall be Additional Rent and shall be payable by the Tenant immediately on demand therefor by the Landlord; and/or


                  13.3.6. pursue any combination of such remedies and/or any other remedy available to the Landlord on account of such Event of Default under applicable law.

     13.4. No waiver. No action taken by the Landlord under the provisions of this Section shall operate as a waiver of any right which the Landlord would otherwise have against the Tenant for the Rent hereby reserved or otherwise, and the Tenant shall remain responsible to the Landlord for any loss and/or damage suffered by the Landlord by reason of any Event of Default.

--------

(47) reasonable

(48) twelve percent (12%)

       13.5. Default by Landlord. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for actual direct damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions, and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Property, however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

SECTION 14. ESTOPPEL CERTIFICATE.

     The Tenant shall time to time, within five (5) days (49) after being requested to do so by the Landlord or any Mortgagee, execute, enseal, acknowledge and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises, the Property, any interest therein or any of the Landlord's rights under this Lease) an instrument in recordable form,

     14.1. certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (d) that the Tenant has accepted possession of the Premises, and the date on which the Term commenced; (e) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the Landlord or such other addressee; and

--------

(49)   ten (10) days

     14.2. acknowledging and agreeing that any statement contained in such certificate may be relied upon by the Landlord and any such other addressee.

     14.3. In the event that Tenant fails to deliver in a timely manner the estoppel certificate described in Section 14, Landlord may complete such a certificate on behalf of Tenant, which certificate shall be binding against Tenant as if Tenant itself signed such certificate. For such purpose, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact (which appointment shall be deemed coupled with an interest) for and in its name to prepare and sign on Tenant's behalf such an estoppel certificate, Tenant hereby ratifying and confirming all the said attorney shall lawfully do or choose to do or be done by virtue hereof, it being understood and agreed that the aforesaid provisions impose no burden or obligation on the Landlord to do or perform any act whatsoever. After said estoppel certificate has been prepared by Landlord, Landlord shall provide Tenant a copy thereof. Unless Tenant modifies such certificate as may be appropriate to make the certificate fully accurate, and signs and returns to Landlord the certificate within three (3) days after receipt from Landlord, Landlord shall be entitled and authorized to sign such estoppel certificate and deliver to any Mortgagee or other person such estoppel certificate in the name and on behalf of Tenant.

SECTION 15. QUIET ENJOYMENT.

     The Landlord hereby covenants that the Tenant, on paying the Rent and performing the covenants set forth herein, shall peaceably and quietly hold and enjoy, throughout the Term, (a) the Premises, and (b) such rights as the Tenant may hold hereunder with respect to the remainder of the Property.

SECTION 16. NOTICES.

     Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be (a) given in writing, and (b) deemed to have been given (i) forty-eight (48) hours after being sent as certified or registered mail in the United States mails, postage prepaid, return receipt requested, upon its hand delivery to such party, (50) addressed as follows:

         If to Landlord:   Massachusetts Mutual Life Insurance Company
                           c/o Cambridge Asset Advisors Limited Partnership
                           560 Herndon Parkway,
                           Suite 210
                           Herndon, VA  20170

--------

(50) (ii) or by recognized overnight delivery service

         With a Copy to:   Cornerstone Real Estate Advisors, Inc.
                           300 Two Premier Plaza
                           5605 Glenridge Drive
                           Atlanta, GA  30342

         If to Tenant:     Software Technology, Inc.
                           5904 Richmond Hwy., Suite 610
                           Alexandria, VA  22303
                           Attn:  James Campbell

                           Stuart P. Dawley
                           General Counsel
                           Exigent International, Inc.
                           1225 Evans Road
                           Melbourne, Florida  32904-2314
                           Fax # (407) 952-7555

     Each party may change its notice address by giving written notice of such change to the other party in accordance with the terms of this Section 16.

SECTION 17. LANDLORD'S LIEN. (51)





SECTION 18. GENERAL.

     18.1. Effectiveness. This Lease shall become effective upon and only upon its execution by each party hereto.

     18.2. Complete understanding. This Lease represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

--------

(51) Notwithstanding anything contained herein to the contrary, Landlord agrees to delete Section 17, but expressly reserves any statutory liens for the Rent in Landlord's favor as well as all rights and remedies granted under the Uniform Commercial Code.

     18.3. Amendment. This Lease may be amended by and only by an instrument executed and delivered by each party hereto.

     18.4. Applicable law. This Lease shall be given effect and construed by application of the laws of the Commonwealth of Virginia, and any action or proceeding arising hereunder shall be brought in the Circuit Court for the County of Fairfax of the Commonwealth of Virginia provided, that if such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Eastern District of the Commonwealth of Virginia.

     18.5. Waiver. This Landlord shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and no delay or omission by the Landlord in exercising any such right shall be deemed to be a waiver of its future exercise). No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

     18.6. Time of essence. Time shall be of the essence of this Lease.

     18.7. Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

     18.8. Construction. As used herein,

               18.8.1. the term "person" means a natural person, a trustee, a corporation, a partnership and any other form of legal entity; and

               18.8.2. all references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (c) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Lease.

         18.9. Exhibits. Each writing referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto made a part hereof.

         18.10. Severability. No determination by any court, governmental body or otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of
(a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

         18.11.  Definition of the "Landlord".

                  18.11.1. As used herein, the term the "Landlord" means the person hereinabove named as such, and its heirs, personal representatives, successors and assigns (each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this lease as the Landlord).

                  18.11.2. No person holding the Landlord's interest hereunder (whether or not such person is named as the "Landlord" herein) shall have any liability hereunder after such person ceases to hold such interest, except for any such liability accruing while such person holds such interest.

                  18.11.3. Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease.

         18.12. Definition of the "Tenant". As used herein, the term the "Tenant" means each person hereinabove named as such and such person's heirs, personal representatives, successors and assigns, each of whom shall have the same obligations, liabilities, rights and privileges as it would have possessed had it originally executed this Lease as the Tenant; provided, that no such right or privilege shall inure to the benefit of any assignee of the Tenant, immediate or remote, unless the assignment to such assignee is made in accordance with the provisions of Section 10. Whenever two or more persons constitute the Tenant, all such persons shall be jointly and severally liable for performing the Tenant's obligations hereunder.

         18.13. Commissions. Each party hereto hereby represents and warrants to the other that, in connection with the leasing of the Premises hereunder, the party so representing and warranting has not dealt with any real estate broker, agent or finder, other than The Fred Ezra Company and Cambridge Property Group L.P., and there is no other commission, charge or other compensation due on account thereof. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation.

     18.14. Recordation. This Lease may not be recorded among the Land Records of the said County or among any other public records, without the Landlord's prior express, written consent thereto, and any attempt by the Tenant to do so without having obtained the Landlord's consent thereto shall constitute an Event of Default hereunder. If this Lease is recorded by either party hereto, such party shall bear the full expense of any transfer, documentary stamp or other tax, and any recording fee, assessed in connection with such recordation; provided, that if under applicable law the recordation of this Lease hereafter becomes necessary in order for this Lease to be or remain effective, the Tenant shall bear the full expense of any and all such taxes and fees incurred in connection therewith.

     18.15. Approval by Mortgages. Anything contained in the provisions of this Lease to the contrary notwithstanding, the Landlord shall be entitled at any time hereafter but before the Landlord delivers possession of the Premises to the Tenant hereunder, to terminate this Lease by giving written notice thereof to the Tenant, if any Mortgagee fails to approve this Lease for purposes of the provisions of its Mortgage, and in the manner set forth therein.

     18.16. Waiver of Trial by Jury. The Tenant hereby waives trial by jury in any action or proceeding to which the Tenant and the Landlord may be parties, arising out of or in any way pertaining to (a) this Lease, or (b) the Property. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Lease.

     This waiver is knowingly, willingly and voluntarily made by the Tenant, and the Tenant hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Tenant further represents that it has been represented in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

     18.17. Financial Information. At Landlord's request, Tenant shall deliver certified copies of Tenant's most recent and historical financial statements. Such statements shall include Balance Sheets, Income and Expense Statements as well as any other supporting documents required by Landlord or any person or institution providing financing to the Property or relating to the Property.

     18.18. Authority. The person executing and delivering this Lease on behalf of Landlord represents and warrants that he has full power, authority and right to do so pursuant to the ownership and of Landlord. The person executing and delivering this Lease on behalf of Tenant represents and warrants that he has full power, authority and right to do so on behalf of Tenant. (52)

--------

(52) 19.1. Building Directory. The Building shall have a directory displayed in the entrance lobby, setting forth Tenant's name and suite number.

     19.2. Access. Tenant shall have access to the Premises and the Building twenty-four (24) hours per day each day of the year.

     19.3. Key Access. The Landlord, as of the Commencement Date, and at Landlord's expense, will provide key access to the Building, and shall supply keys for the above in a reasonable quantity as required by Tenant. Thereafter, Tenant shall pay for any additional keys.

     19.4. Telephone and Electric Room Access. Tenant shall have access to the Common Area Telephone and Electric Rooms of the Building twenty-four (24) hours a day, seven (7) days a week, except in the case of an emergency, in which case Tenant shall not have access to said Rooms. Tenant shall have access to said Rooms for inspection of their telephone lines and electric meters only, and shall not perform any work in said Rooms.

         By signing below, the undersigned individuals represent and warrant that they have all requisite authority to sign this Lease Agreement and to bind the entity on behalf of which they sign this Lease.

         IN WITNESS WHEREOF, each party hereto has executed and ensealed this Lease or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.

WITNESS:             Landlord:   Massachusetts Mutual Life Insurance Company

                                 By: Cornerstone Real Estate Advisors, Inc.,
                                     its duly authorized agent

                                By:  /s/ Robert R. Villeneuve, Vice President
                                    -------------------------------------------
                                Date: September 4, 1998
                                      -----------------------------------------


WITNESS:             TENANT:    Software Technology, Inc.

/s/ Patricia A. Frank           By:  /s/ B.R. Smedley
---------------------------         -------------------------------------------

                                    Name:  B.R. Smedley
                                           ------------------------------------

                                    Title: President
                                           ------------------------------------

                                    Date:  September 1, 1998
                                           ------------------------------------

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                   EXHIBIT A

                                    PREMISES

         The Premises consists of approximately 11,188 rentable square feet in Chantilly Plaza, a 144,875 square foot, office/warehouse project located at Chantilly, Fairfax County, Virginia; to be located in the approximate location shown on the plan attached hereto as Exhibit A-1.

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                  EXHIBIT A-1

                                   SITE PLAN

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                   EXHIBIT B

                              TENANT IMPROVEMENTS



A.        DEMISING PARTITIONS

          1.   Sound insulated separation between tenants as required.

          2. Walls to be drywall (to conform with local code) painted with latex flat paint and 2 1/2" vinyl cove base (office areas only).

          3. Walls to be built to underside of roof deck or ceiling as required by code.

B.        INTERIOR OFFICE PARTITIONS

          1. Walls to be1/2" drywall painted with latex flat paint and 21/2" vinyl cove base.

          2.   Walls to be built to underside of finished ceiling.

C.        DOORS, HARDWARE AND FRAMES

          1. Doors will be 3'0" x 7'0" hollow core finished with latex semi-gloss paint.

          2. Finished hardware will include 11/2pair of butts per door, passage set on all doors.

          3. Door frames to be punched for silencers, furnished with finish hardware and painted with latex semi-gloss paint.

D.        PERIMETER WALLS

          1. Walls to be 1/2" drywall painted with latex flat paint and 2 1/2" vinyl cove base insulated as per construction drawings.

E.        VINYL TILE FLOORS

          1. Vinyl tile floors to be 12" x 12" x 1/8" Armstrong Excellon or equal.

F.        CARPET

          1.   Carpet will be 26 oz. level loop carpet.

G.        ACOUSTICAL CEILINGS

          1. Ceilings to be 2' x 4' white lay in 5/8" mineral fiberboard tiles with exposed suspended white grid system.

EXHIBIT B-TENANT IMPROVEMENTS

 H.       BLINDS

          1.   Blinds to be 1" Levelor Series or equal (by tenant).

I.        PLUMBING

          1.   Each tenant area shall be serviced by a toilet  room(s)  equipped
               to  conform  to  all  local  handicapped   requirements  and  all
               miscellaneous accessories.

          2.   Plumbing fixtures shall be as follows;

               a. Water Closet - Porcelain elongated bowl/tank type/white in color.

               b.   Lavatory.

               c. Hot Water Heater - "Rheem" or equal, glass lined unit 6-20 gallon capacity as required.

J.        MECHANICAL

          1.   Office Areas - Electric/Gas roof top unit HVAC system.

               a. Cooling - Outside temperature 95 degrees dry bulb. Interior temperature 78 degrees dry bulb with approximately 50% R.H.

               b. Heating - Outside temperature 0 degree/interior temperature 65 degrees.

          2.   Warehouse Areas - Unit heaters.

               a. Heating - Outside temperature 0 degree/interior temperature 50 degrees.

          3.   All sheet metal to conform to S.M.A.C.N.A. standards.

          4. Supply Air Ducts to be insulated with 1/2" foil-faced fiberglass blankets if required.

K.        ELECTRICAL

          1.   Electrical service shall be 100 AMP - standard.

          2. Office light fixtures to be 2' x 4' four tube fluorescent lay-in, in sufficient quantity to maintain 70 foot candles at desk height (one per 85 square feet typical).

          3. Warehouse light fixtures to be 8' two tube fluorescent surface mount in sufficient quantity to maintain 25 foot candles.

          4.   One duplex electrical outlet per 150 square feet (office area).

          5.   One electrical switch per 250 square feet (office area).

          6. All areas will receive emergency lighting systems as required by local codes.

          7.   Each toilet room to receive one (1) exhaust fan.

L.        SPRINKLER

          1. Sprinkler heads will be dropped into each office area as required by local codes.

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                  EXHIBIT B-1

                                   SPACE PLAN

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                  EXHIBIT B-2

                              TENANT IMPROVEMENTS



1. In accordance with Section 5.1 of the Agreement of Lease, Landlord shall make the improvements to the Premises as herein specified. Landlord shall bear the costs of the buildout only to the extent provided for in the Lease. Tenant shall bear the responsibility for costs above such amount. Prior to the date construction commences certain of these specifications may be modified (with Landlord consent, which consent shall not be unreasonably conditioned, withheld, delayed or denied) or deleted by Tenant in order to control the cost above that provided by Landlord. Any such modification or deletions must be made within 5 business days of Tenant's receipt of the final bids from Landlord's contractor. Additionally, Tenant may directly contract for the modification, installation and/or repair of the Premises alarm system, as herein provided, and submit to Landlord application for reimbursement of the costs therefor (which amount will not be subject to any additional costs or fees and will be deducted from the buildout allowance provided in Section 5 of the Lease).

2.   All Walls repaired and painted;

3. All Carpets replaced with commercial grade carpet, unclassified area use similar grade carpet;

4.   Remove all room number holders;

5.   Replace all damaged ceiling tiles, to include stained;

6. Determine and fix suspected leak in room 123. This room has visible water stain areas;

7.   Fix all emergency lights;

8. Install red flashing ceiling lights in every hall, light must be visible from each office;

9.   Emergency  Lighting in room 128 and individual HVAC;

10.  Close up interior door of office 116;

11.  Close up left side door of room 122;

12. Remove frame of hallway doors (label "5" on diagram) and sheet rock in where possible;

13. Room 104 - needs Power Challenge L Nema 6-20R which is a 220V 20A receptable;

14.  Doors:

     All perimeter SCIF doors must be plumbed in their frames and the frame firmly affixed to the surrounding wall. Door frames must be of sufficient strength to preclude distortion that could cause improper alignment of door alarm sensors, improper door closure or degradation of audio security.

     Doors 7 and 8 must be equipped with an automatic door closer and a Unican Simplex L-1000 cipher lock. If doors are equipped with hinge pins located on the exterior side of the door, the hinges must be treated to prevent removal of the door (e.g. welded, set screws, etc.)

     All emergency doors must be fitted with automatic door closer.

     Door 8 must also have a Sargeant & Greenleaf Model SM 183 (or comparable) sliding dead bolt installed on the SCIF side of the door. Please have the Sargeant & Greenleaf Model 8470R combination lock with anti-drill plate currently on the door to Room 128 relocated and installed on door 7.

     The Common Hallway Door into Room 130 must be treated with an automatic door closure, treated hinge pins and a key lock. The door should allow easy egress but require a key to enter. Install a metal plate over the locking device portion of the lock to prevent a break-in.

     The two Emergency Exit Doors (# 3) must be constructed of material equivalent in strength and density to Doors 7 and 8. The door must be secured with deadlocking panic hardware (Alarm Lock Model #70R or comparable) on the inside and have no exterior hardware. Outside hinges to be pinned or spot welded. They will be equipped with a local enunciator in order to alert people working in the area that someone exited the facility due to an emergency.

     Door construction of SCIF and/or Emergency Exit Doors should be either:

     a.   Solid wood core door, a minimum of 1 3/4 inches thick. OR

     b. Metal fire or acoustical protection doors, a minimum of 1 3/4 inches thick.

     All SCIF exterior doors must be treated for sound protection (sound seals with drop seal on bottom).

15. Any exterior wall penetrations must be patched, repaired and match existing finishes.

16.  Relocate current access control device on Room 128 to Room 145.

17.  Install Unican Simplex L-1000 on Room 128.

18.  Room 151 remove doors and both walls - open up area.

19.  Replace existing lighting system with parabolic or para-wedge system.

20.  Verify condition of HVAC systems prior to move in.

21. Install power sub panel (60 amp) box with 4 20-amp circuit in room 128. Wall has been marked to indicate location of new sub panel power box.

     o Sub Panel will include a shunt trip alarm, HONEYWELL T7075B, that will provide both audible and visual alarms and be tied into the alarm system. Alarm company will handle the alarm system component.

     o    Ground Bar

     o Verify DeMarc in telephone room associated with T1 block in comms room.

22. Remove old twist lock outlet box and quadplex outlet box from current power panel in room 128.

23. Install a new 2' x 2' light in room 128 where ceiling tile is currently missing.

24.  Install a new 2' x 2' light in room 128 directly behind the A/C vent.

25. Install a commercial telephone in room 128 on wall just inside room. Location of phone is marked with tape.

26. Alarm sensor in room 128 needs to be relocated to the ceiling tile just inside the door.

27.  Alarm  requirements:

     o    Converting existing 3-4 zoned systems into one.

     o    Will utilize all existing sensors

     o New Control panel will be a Focus 100 with serial printer interface for alarm printouts

     o    Herisch access control system with serial printout

     o    Wiring the four separate alarm systems into one.

     o    Keypad controls for both entries

     o    Honeywell temperature control

28. 2 extra dual duplex outlet boxes in room 146 to be placed 6" apart from the alarm control boxes. Exact location can be provided.

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                   EXHIBIT C

                         Current Rules and Regulations

1. The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed by the Tenant and used by the Tenant for any purposes other than ingress and egress from and to the Tenant's offices. The Landlord shall in all cases retain the right to control or prevent access thereto by any person whose presence, in the Landlord's judgment, would be prejudicial to the safety, peace, character or reputation of the Building or of any tenant of the Property.

2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the Tenant, or left by the Tenant in the lobbies, passages, elevators or stairways of the Building.

3. No skylight, window, door or transom of the Building shall be covered or obstructed by the Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by the Landlord. If the Landlord has installed or hereafter installs any shade, blind, or curtain in the Premises, the Tenant shall not remove it without first obtaining the Landlord's written consent thereto.

4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the Landlord. Names on suite entrances shall be provided by and only by the Landlord and at the Tenant's expense, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by the Landlord. The Tenant shall/will not erect any stand, booth or showcase or other article or matter in or upon the Premises and/or the Building without first obtaining the Landlord's written consent thereto.

5. The Tenant shall not place any additional lock or security devices upon any door within the Premises or elsewhere upon the Property without Landlord's consent (53), and shall surrender all keys for all such locks at the end of the Term. The Landlord shall provide the Tenant with one set of keys to the Premises when the Tenant assumes possession thereof.

6. The delivery of towels, ice, water, food, beverages, newspaper and other supplies, equipment and furniture will be permitted only under the Landlord's direction and control.

7. The Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Property. The Tenant shall not keep anywhere within the Property any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the Premises.

8. The Tenant shall keep the Premises in a good state of preservation and cleanliness while in possession of the Premises.

9. If the Tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the Premises, the Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. The Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the Premises, (b) to require the changing of wiring connections or layout at the Tenant's expense, to the extent that the Landlord may deem necessary, (c) to require compliance with such reasonable rules as the Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building. Each wire installed by the Tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of the tenant or other concern, if any, operating or using it.

10. No furniture, package, equipment, supplies or merchandise may be received in the Building, or carried up or down in the elevators or stairways, except during such hours as are designated for such purpose by the Landlord, and only after Tenant gives notice thereof to the Landlord. The Landlord shall have the exclusive right to prescribe the method and manner in which any of the same is brought into or taken out of the Building, and the right to exclude from the Building any heavy furniture, safe or other article which may create a hazard and to require it to be located at a designated place in the Premises. The Tenant shall not place any weight anywhere beyond the safe carrying capacity of the Building. The cost of repairing any damage to the Building or any other part of the Property caused by taking any of the same in or out of the Premises, or any damage caused while it is in the Premises or the rest of the Building, shall be borne by the Tenant.

--------

(53) which consent shall not be unreasonably withheld, conditioned or denied

11.  Without the Landlord's  prior written  consent,  (a) any wall or partition,
     (b) no wall, or partition shall be painted, papered or otherwise covered or moved in any way or marked or broken, (c) no connection shall be made to any electrical wire for running any fan, motor or other apparatus, device or equipment, (d) no machinery of any kind other than customary small business machinery shall be allowed in the Premises, (e) no switchboard or telephone wiring or equipment shall be placed anywhere other than where designated by the Landlord, and (f) no mechanic shall be allowed to work in or about the Building other than one employed by the Landlord, unless approved in writing by Landlord.


12. The Tenant shall have access to the Premises at all reasonable times. The Landlord shall in no event be responsible for admitting or excluding any person from the Premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or and casualty, the Landlord shall have the right to bar or limit access to the Building to protect the safety of occupants of the Property, or any property within the Property.

13. The Landlord shall have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules or Regulations as, in the Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building, or for the preservation of good order therein.(54) Upon the Tenant's having been given notice of the taking of any such action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the Tenant's lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

14. The use of any room within the Building as sleeping quarters is strictly prohibited at all times.

--------

(54) , provided such changes do not materially affect Tenant's normal course of business.

15. The Tenant shall keep the windows and doors of the Premises (including those opening on corridors and all doors between rooms entitled to receive heating or air conditioning service and rooms not entitled to receive such service), closed while the heating or air conditioning system is operating, in order to minimize the energy used by, and to conserve the effectiveness of, such systems. The Tenant shall comply with all reasonable Rules and Regulations from time to time promulgated by the Landlord with respect to such systems or their use.

16. Nothing in these Rules and Regulations shall give any Tenant any right or claim against the Landlord or any other person if the Landlord does not enforce any of them against any other tenant or person (whether or not the Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to the Tenant or any other tenant or person. (55)

--------

(55) Notwithstanding the foregoing, Landlord shall not (a) discriminate against Tenant in enforcing the Rules and Regulations; (b) unreasonably withhold, condition or delay its consent from Tenant for any approval required under the Rules and Regulations, except where otherwise permitted. Landlord shall use its commercially reasonable efforts to secure compliance by all tenants and other occupants with the Rules and Regulations, as applied to them, but Landlord may permit reasonable waivers with respect to other parties so long as such waivers do not materially adversely affect Tenant.

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                   EXHIBIT D

                                   BASE RENT



                                              ANNUAL
LEASE YEAR     RENTAL RATE    SQUARE FEET    BASE RENT    MONTHLY BASE RENT

    1             $12.00        11,188       $134,256.00      $11,188.00
    2             $12.36        11,188       $138,283.68      $11,523.64
    3             $12.73        11,188       $142,432.19      $11,869.35
    4             $13.11        11,188       $146,705.16      $12,225.43
    5             $13.50        11,188       $151,106.31      $12,592.19

                               AGREEMENT OF LEASE
                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                   EXHIBIT E

                              SPECIAL STIPULATIONS



1. Option to Terminate. Provided Tenant is not then in an Event of Default, beyond any applicable cure period, under the terms of this Lease, Tenant shall have the one-time right to terminate this Lease as of the end of the thirty-sixth (36th) month of the Lease Term. Tenant must provide Landlord at least ninety (90) days prior written notice (i.e., 90 days prior to the end of the 36th month of the Lease Term) of its election to exercise this Option to Terminate. If Tenant fails to provide Landlord with such written notice on or before such ninety (90) day period, Tenant's Option to Terminate shall become null and void and Tenant shall have no further Option(s) to Terminate. In connection with said termination and as liquidated damages to compensate Landlord for the damage it will incur in connection with an early termination, Tenant shall pay a fee to Landlord equal to all unamortized tenant improvement costs and leasing commissions amortized over sixty (60) months at a per annum rate of ten percent (10%) per annum plus four (4) months Base Rent and Annual Operating Costs and Taxes as the then current rates. The parties acknowledge that it would be difficult to calculate Landlord's damages in the event of an early termination and that the above sum is a reasonable estimate of such damages. Tenant shall pay such sum at the time of its giving the foregoing notice or such notice shall be null and void and Tenant's Option to Terminate shall thereupon be null and void. In addition, the parties shall execute a termination agreement in connection with such early termination.

2. Option to Extend. As long as Tenant has not been in an Event of Default, beyond any applicable cure period, during the initial Term of the Lease and is not in an Event of Default, beyond any applicable cure period, under the Lease at the time of its exercise of this option, Tenant shall have one (1) Option to Extend the Term of this Lease in accordance with the provisions of this paragraph for an additional term of five (5) years, on all the same terms and conditions with the exception of Base Rent payable under Section 2 hereof, which shall be the-then prevailing base rent being charged for reasonably comparable space in the Chantilly, Virginia market. In addition, Landlord shall not provide Tenant any improvement allowance in connection with the extension, unless otherwise agreed to by the parties. If Tenant elects to exercise the foregoing Option to Extend, it shall give Landlord written notice of its election to do so on or before the date which is 180 days prior to the expiration of the then-current term of the Lease, time being of the essence, which notice shall also request that Landlord furnish Tenant with the Base Rent for the extended term which shall be derived as aforesaid. Provided, however, in the event Landlord and Tenant have not signed an amendment to this Lease, using good faith efforts, for any reason confirming the extended term of the Lease and setting forth the Base Rent for that term of the Lease, time being of the essence, then Tenant's extension of the Lease shall be deemed null and void and this Lease shall expire on the expiration date as if the above extension option had not been exercised. This Option to Extend is personal to Tenant only, and is not assignable. Tenant has no Option(s) to Extend this Lease except as set forth in this paragraph.

3. Right of First Offer. During the first two (2) Lease years, as long as Tenant has not been in an Event of Default, beyond any applicable cure period, during the Term of the Lease and is not in an Event of Default, beyond any applicable cure period, under the Lease at the time of its exercise of this right, and so long as this right is exercised in connection with an expansion of Tenant's Premises and for no other purpose, and subject to the prior rights of any other tenant in the Building, Landlord thereby grants to Tenant a one-time Right of First Offer on the terms and conditions contained in this paragraph to Lease any space in Building 3 which becomes available and is not subject to the rights of any other tenant (the "Offer Space"). Once this right is offered one time on a space, such offer shall be deemed terminated in all aspects with respect to such space and Tenant shall have no further rights thereto. The rent for such Space shall be at the greater of (i) the then-prevailing rate for similar space in the Chantilly, Virginia market, or (ii) the same rate Tenant is then paying for the Premises, as escalated. Such Lease shall be coterminous with the Lease for the existing Premises and if such Term is then less than three (3) Lease Years, the Term for the existing Premises and the Offer Space shall be extended so that it will expire at least three
     (3) Lease Years from the commencement date of Tenant's Lease of the Offer Space. Landlord shall also provide Tenant with a tenant improvement allowance in the amount of Three Dollars ($3.00) per rentable square foot for improvements to the Offer Space. In the event any Offer Space becomes available for Lease during the Term, Landlord shall give notice thereof to Tenant which notice shall contain the foregoing terms to Lease the Offer Space. Within five (5) business days of such notice, time being of the essence, Tenant shall give Landlord notice that it either does or does not wish to Lease the Offer Space. In the event Tenant's notice provides that it does not wish to Lease the Offer Space or if Tenant fails to give Landlord notice of its desires respecting the Offer Space within the foregoing required five (5) business day period, then Landlord shall be entitled to proceed to market and/or Lease the Offer Space to a third party free and clear of Tenant's Right to First Offer and such right shall be deemed terminated in all respects and Tenant shall have no further Rights to First Offer.

     In the event Tenant gives Landlord a notice as required in the preceding paragraph that it wishes to lease the Offer Space, then Landlord and Tenant shall have twenty (20) days from the date of the notice within which to amend this Lease by adding the Offer Space on the terms and conditions contained in Landlord's notice. In the event Landlord and Tenant fail to sign such amendment to this Lease, using good faith efforts, within said twenty (20) day period, time being of the essence, then Landlord shall be entitled to proceed to market and/or lease the Offer Space to a third party free and clear of such right and such right shall be deemed terminated in all respects. Once Landlord has made the off the to Tenant to lease any Offer Space during the Term, whether or not Tenant leases such space, this Right of First Offer shall automatically terminate in all respects and Tenant shall have no further Rights of First Offer with respect to any other Offer Space. In the event Tenant expands in the Building per the Right of First Offer and Tenant has a duly authorized broker, in writing, and said broker materially and constructively is engaged in Tenant's expansion negotiations, then Landlord shall pay said broker a commission for such expansion. Landlord shall not pay any broker of Tenant a commission for any future renewals of this Lease.

4. Designation of Agent. Landlord's resident agent for the purpose of service of any process, notice, order, or demand required or permitted by law to be served upon Landlord and the agent's office address is R. Harvey Chappell, Jr., 909 E. Main Street, Suite 1200, Richmond, Virginia 23219.

                               AGREEMENT OF LEASE

                                 by and between

                  Massachusetts Mutual Life Insurance Company

                                      and

                           Software Technology, Inc.

                                   EXHIBIT F

                        ANNUAL OPERATING COST EXCLUSIONS



1.   Principal or interest payments on and any other charges paid by Landlord in
     connection   with  any  mortgage,   deeds  of  trust  or  other   financing
     encumbrances.

2. Rental payments (including percentage rent and any increases in base rent) made under any ground Lease, except to the extent such rental payments represent payment of Real Estate Taxes (as hereinafter defined).

3. Leasing commissions payable by Landlord and advertising and promotional expenditures associated with marketing vacant space in the Building.

4.   Deductions for depreciation for the Building.

5. Capital improvements that are not deducted by Landlord in computing its federal income tax liability, except to the extent permissible. Capital improvements or expenditures incurred to reduce Operating Expenses shall be included in Operating Expenses in the amount of the actual annual savings.

6. All costs of insurance premiums, special services, tenant improvements and concessions, repairs, maintenance items or utilities separately chargeable to, or specifically provided for, individual tenants of the Building (including Tenant), including, without limitation, the cost of preparing, repainting, decorating, planning and designing spaces for any tenant in the Building in connection with the renewal of its Lease and/or costs of preparing or renovating any vacant space for Lease in the Building.

7. Any costs or expenses related exclusively to retail space which are in excess of normal office use; it being understood that any cost or expense related to the Building exterior (except for store windows), the lobby elevators, do not relate to retail space at the Building and are fully permissible in Operating Expenses to the extent otherwise permitted hereunder.

8. Wages, salaries and all other compensation (including fringe benefits and other direct and indirect personnel costs) of partners, officers and executives above the grade of superintendent or building manager of Landlord or the managing agent.

9. Costs and expenses incurred by Landlord in connection with damage, casualty or condemnation of all or a portion of the Building; provided, however, that with respect to the cost to repair damage, Landlord may include in Operating Expenses (1) the amount of a commercially reasonable deductible applied to each such occurrence and (2) if Landlord determines, in its reasonable judgment, that the effect of making a claim under Landlord's insurance policy or policies would be to increase, in the aggregate, the future cost of insurance premiums and repair and maintenance expenses relating to the Building, Landlord may include in Operating Expenses in the cost to repair such damage to the extent such cost does not exceed two hundred percent (200%) of the deductible amount applicable under Landlord's insurance policy or policies to such occurrence; provided, however, that Landlord may only include such cost in Operating Expenses, if Landlord actually makes such repair and does not submit an insurance claim in connection therewith.

10.  Costs  and  expenses  of  administration   and  management  of  partnership
     activities of Landlord and corporate activities of the managing agent of the Building.

11. Costs and expenses incurred by Landlord in curing, repairing and replacing any structural portion of the Building made necessary as a result of defects in design, workmanship or materials.

12. Any costs and expenses incurred by Landlord in connection with causing the common and public area of the Building which are within Landlord's sole and exclusive control to comply with applicable Legal Requirements, including, without limitation, the Americans with Disabilities Act of 1990.

13. Reserves established by Landlord for bad debts or rent losses attributable to tenants of the Building and/or for repairs, maintenance and replacements. Reserves or set-asides for future asphalt, roof repairs, repainting and replacements.

14.  Costs and  expenses  incurred  by  Landlord to abate,  to  encapsulate,  to
     investigate,   to  remove  and  to  respond  to  any  hazardous   materials
     contamination, exposure or release.

15. Costs and expenses incurred by Landlord for services which are duplicate of or any normally included in any management fees paid by Landlord.

16. That portion of any Operating Expenses which is paid to any entity affiliated with Landlord which is in excess of the amount which would otherwise be paid to an entity which is not affiliated with Landlord for the provision of the same service.

17. Sums paid by Landlord for any indemnity, damages, fines, late charges, penalties or interest for any late payment of Real Estate Taxes or any Operating Expenses or to correct violations of Legal Requires applicable to the Building, except for expenditures for repairs, maintenance and replacement or other items that would otherwise reasonably constitute Operating Expenses.

18. Attorney's fees and disbursements, brokerage commissions, transfer taxes, recording costs, and taxes, title insurance premiums, title closer's fees and gratuities and other similar costs incurred in connection with the sale or transfer of an interest in Landlord or the Building or with the refinancing of any debt secured by the Building.

19. Costs and expenses directly resulting from the gross negligence or willful misconduct of Landlord or its employees.

20. Rental for personal property leased to Landlord except for rent for personal property leased to Landlord the purchase price for which, if purchased, would be fully included in Operating Expenses in the year of purchase.

21. Expenses incurred in painting, decorating or renovating any noncommon areas of the Building, specifically as it relates to other Tenant's in the Building.

22. Legal expenses (as they relate to Landlord/Tenant issues) and accounting expenses, except as reasonably permissible.

23.  Any  costs   reimbursed  by  insurance  or  the  warranty  of  any  general contractor, subcontractor or supplier.

24. Fees, costs and expenses incurred by Landlord in connection with or relating to claims against or disputes with Tenants of the Building or the negotiation of leases with tenants or prospective tenants, including, without limitation, legal fees and disbursements.

25.  Costs and expenses attributable to charitable contributions of Landlord.

26. Any sums paid by Landlord for any fines, late charges, penalties or interest for any late payment.

27.  Costs or expenses incurred in connection with any Bankruptcy proceedings.

28. The cost of overtime or other expense to Landlord in curing its defaults or performing work expressly provided in this Lease.

     In the calculation of any Operating Expenses hereunder, it is understood that no expense shall be charged more than once. Landlord shall use its good faith efforts to effect an equitable proration of bills for services rendered to the Building.

     Subject to the provisions of 2.5, Real Estate Taxes shall not include (1) any rental or other charges or fee imposed upon Landlord in connection with the Lease or use of any vault space or (2) any income taxes, excess profits taxes,, excise taxes,, franchise taxes, estate taxes, succession taxes, gains taxes, inheritance taxes and transfer taxes, except to the extent any of such taxes are in the nature of or are in substitution for a recharacterization or replacement of Real Estate Taxes or (3) any fines, interest or penalties imposed upon Landlord for failure to make timely payments of Real Estate Taxes.